UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 26, 2005

CEVA, INC.
(Exact name of registrant as specified in its charter)

State of Delaware	000-49842	77-0556376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2033 Gateway Place, Suite 150
San Jose, CA 95110
(Address of principal executive offices, including zip code)

(408) 514-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 26, 2005, the Board of Directors of CEVA, Inc. (the “Company”) amended the Company’s Second Amended and Restated Bylaws.

The amendment adopted by the Company’s Board of Directors extends the notice period regarding stockholder proposals at annual meetings from not less than forty-five (45) days nor more than seventy-five (75) days prior to the date on which the Company mailed its proxy materials for the previous year’s annual meeting of its stockholders to a notice period of not less than ninety (90) days nor more than one hundred twenty (120) days.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

3.1	Bylaws Amendment to the Second Amended and Restated Bylaws of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: January 27, 2005	By:	/s/ Christine Russell
Christine Russell Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws Amendment to the Second Amended and Restated Bylaws of the Registrant